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                                                                  Exhibit 10-f-2

                                SECOND AMENDMENT
                                       TO
                               NORDSON CORPORATION
                     EXCESS DEFINED BENEFIT RETIREMENT PLAN

         The Nordson Corporation Excess Defined Benefit Retirement Plan (hereinafter referred to as the "Plan"), as originally established for the benefit of certain designated salaried employees effective as of November 1, 1985, and as amended on one subsequent occasion, is hereby further amended, effective upon execution hereof, to add new Section 2.4 as follows:

                  2.4 VESTING OF BENEFITS. Notwithstanding any provision of the Plan other than Section 6.6 to the contrary, the excess pension benefit of each eligible Employee determined as if he were to terminate employment on December 31, 1993, shall be fully vested and nonforfeitable on December 31, 1993.

                  EXECUTED at Westlake, Ohio this _______ day of ________, 1993.


                                                             NORDSON CORPORATION


                  By ____________________

                  Title _________________